EQ ADVISORS TRUST

SUPPLEMENT DATED JUNE 8, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates certain information contained in the Prospectus dated May 1, 2009 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed reorganization of certain Portfolios of the Trust.

Information Regarding the Proposed Reorganization of Certain Portfolios of the Trust

The Board of Trustees of the Trust has approved a form of a Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the reorganization of each of the Proposed Reorganized Portfolios listed below into a corresponding Replacement Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”):

Proposed Reorganized Portfolio	Proposed Replacement Portfolio
Equity Portfolios

EQ/Ariel Appreciation II Portfolio	EQ/Mid Cap Value PLUS Portfolio (“MC Value PLUS Portfolio”)

EQ/Lord Abbett Mid Cap Value Portfolio	MC Value PLUS Portfolio

EQ/Van Kampen Real Estate Portfolio	MC Value PLUS Portfolio

Fixed Income Portfolios

EQ/AXA Rosenberg Value Long/Short Equity Portfolio	EQ/PIMCO Ultra Short Bond Portfolio (“Ultra Short Portfolio”)

EQ/Short Duration Bond Portfolio	Ultra Short Portfolio

EQ/Bond Index Portfolio	EQ/Core Bond Index Portfolio (“Core Index Portfolio”)

EQ/Long Term Bond Portfolio	Core Index Portfolio

EQ/Government Securities Portfolio	EQ/Intermediate Government Bond Index

EQ/Caywood Scholl High Yield Portfolio	EQ/Quality Bond PLUS Portfolio

(each, a “Reorganized Portfolio” and collectively, the Reorganized Portfolios)	(each, a “Replacement Portfolio” and collectively, the “Replacement Portfolios”).

The Reorganization Plan is subject to approval by shareholders of each of the Reorganized Portfolios. A special shareholder meeting of the Proposed Reorganized Portfolios of the Trust is scheduled to be held on or about September 10, 2009 to vote on the Reorganization Plan. It is anticipated that, subject to shareholder approval, the effective date of the Reorganizations will be in the third quarter 2009. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the Proposed Reorganized Portfolios of the Trust (pending availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus dated May 1, 2009.

Additional information regarding the Reorganizations will be sent to shareholders of each Proposed Reorganized Portfolio as part of the proxy solicitation materials.